ING FUNDS TRUST

ING Institutional Prime Money Market Fund

Supplement dated December 7, 2007 to

ING Institutional Prime Money Market Fund’s Class IS shares Prospectus and Statement of Additional Information, each dated December 5, 2007

On November 30, 2007, the Board of the Fund approved changing the net asset value (“NAV”) cut-off time for the Fund from 4:30 p.m. Eastern time to 5:00 p.m. Eastern time.

Effective December 5, 2007, all references in the Prospectus and SAI to the NAV cut-off time for the Fund will hereafter be 5:00 p.m. Eastern time.

This supplement supercedes the supplement for Class IS shares filed on December 6, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE